Exhibit 10.7

[Document #]

(for Comvest use only)

AMG COMVEST SENIOR LENDING FUND

SUBSCRIPTION AGREEMENT

Name of Subscriber: ______________________________________ Requested Capital Commitment: $____________________________ (See the instructions on page ii of this Subscription Agreement.)

For Comvest Use Only: Comvest Related ☐

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Directions for the Completion of the Subscription Documents

The attached Subscription Agreement (including the Schedules and Appendices attached thereto, the “Subscription Documents”) relates to the offering by AMG Comvest Senior Lending Fund (the “Fund”) to you (the “Subscriber”) of common shares of beneficial interest, par value $0.001, of the Fund (“Shares”). Shares are being offered to qualified investors pursuant to the confidential Private Placement Memorandum of the Fund. Capitalized terms not defined in these directions shall have the meanings given to them in the Subscription Agreement.

Subscription Documents that are missing requested information or signatures will not be considered for acceptance unless and until such information and signatures are provided.

1.	For Institutional Subscribers.

1.1.	Fill in the name of the Subscriber and the amount of the Capital Commitment on page 1 of the Subscription Agreement.

1.2.	Initial each category that applies to the Subscriber in Section 9.18 on pages 12-13 of the Subscription Agreement and, if applicable, provide the requested information in the last set of blanks.

1.3.	Fill in the name of the Subscriber and the date (print name and title of authorized signatory) on page 22 of the Subscription Agreement and sign in the blank provided.

1.4.	All Subscribers must complete Schedule 1 and Benefit Plan Investors and Other Plan Investors (each as defined in Schedule 2) must also complete Schedule 2.

2.	For Individual Subscribers (including IRAs).

2.1.	Fill in the name of the Subscriber and the amount of the Capital Commitment on page 1 of the Subscription Agreement.

2.2.	Initial each category that applies to the Subscriber in Section 9.18 on page 12-13 of the Subscription Agreement and, if applicable, provide the requested information in the last set of blanks.

2.3.

Fill in the name of the Subscriber and the date (print name of Subscriber) on page 22 of the Subscription Agreement and sign in the blank provided. For Individuals investing through an IRA, the name and signature of, and other information relating to, the Custodian/Trustee of the IRA is required on page 22.

2.4.	All Subscribers must complete Schedule 1; IRA subscribers must also complete Schedule 2.

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FOR ALL SUBSCRIBERS

3.	Investor Qualification Statement (IQS). Two forms (one for Individuals, one for Entities) of the IQS are included in this Subscription Booklet.

(a)

For Individuals. The IQS for Individuals must be completed by any Subscriber that is a natural person (i.e., an individual) or a natural person investing through a revocable grantor trust, an individual retirement account or a self-directed employee benefit plan. In the event the Subscriber consists of more than one natural person subscribing as joint tenants or tenants in common (other than a married couple subscribing as joint tenants), each should complete a separate IQS for Individuals. If you are a married couple subscribing as joint tenants, only one IQS for Individuals is required.

(b)	For Entities. The IQS for Entities must be completed by any Subscriber that is a corporation, partnership, limited liability company, trust, retirement system or similar entity.

(c)

IQS Signature Pages. On each applicable signature page fill in: (i) the date the IQS was signed by (or on behalf of) the Subscriber, (ii) the Subscriber’s full legal name and (iii) the Subscriber’s signature (or in the case of an authorized representative signing on behalf of a Subscriber that is not an individual, such representative’s signature and title as an authorized representative). This signature page does not need to be notarized or witnessed.

4.

Anti-Money Laundering (AML) & Know-Your-Client (KYC) Questionnaire. Each Subscriber must provide the applicable information and documentation required in the AML & KYC Questionnaire. The execution of the Subscription Agreement signature pages will constitute for all purposes the execution of the AML & KYC Questionnaire.

5.

Taxpayer Identification Number and Certifications. For purposes of this paragraph 5, “United States person” means (i) a United States citizen or resident, (ii) a partnership, corporation or limited liability company organized under United States law, (iii) a United States estate (or any other estate whose income from sources outside of the United States is subject to United States federal income tax regardless of the source) or (iv) a trust (A) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more United States persons have the authority to control all of its substantial decisions or (B) if a valid election to be treated as a United States person is in effect with respect to such trust.

Each Subscriber must complete a Form W-9 (collectively with the IQS, the “Tax Forms”). The completed forms should be returned with the Subscriber’s Subscription Agreement. Do not send them to the IRS.

6.

Delivery of Subscription Documents. Please print, complete, execute and return in its entirety each of the applicable documents in Schedules 1 through 3. Each document must be completed and properly executed (including suitable notarization of the power of attorney), by or on behalf of the Subscriber before a subscription will be accepted. In addition, a Privacy Notice (the “Privacy Notice”) is included at the end of this Subscription Booklet. When returning your completed Subscription Booklet, please also include the AML & KYC Questionnaire at the back of the booklet along with the requested documents. Please direct any questions regarding the terms and provisions of this offering or regarding the subscription procedure to Richard Horowitz (212/698-3525) of Dechert LLP or Bonnie Giusto of AMG Comvest Senior Lending Fund at b.giusto@comvest.com or at the following address:

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FOR ALL SUBSCRIBERS

AMG Comvest Senior Lending Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

Attn: Bonnie Giusto

7.

Consent to Electronic Delivery of Subscription Agreement. Each Subscriber must consent to receive the Subscription Agreement electronically via email, the Internet, and/or another electronic reporting medium in lieu of paper copies and must confirm this consent electronically following the Closing.

8.

Privacy Notice. The Privacy Notice, which is provided to the Subscriber as a result of the privacy notice and disclosure regulations promulgated under applicable U.S. federal law, explains the manner in which the Fund collects, utilizes and maintains nonpublic personal information about each Subscriber. The Privacy Notice applies only to Subscribers who are natural persons and to certain Entities that are essentially “alter egos” of natural persons (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles).

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FOR ALL SUBSCRIBERS

[Document #]

(for Comvest use only)

Subscription Agreement

Name of Subscriber

$_________________

Amount of Capital Commitment

AMG Comvest Senior Lending Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, FL 33401 USA

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that AMG Comvest Senior Lending Fund, a Delaware statutory trust (the “Fund,” “we,” “us,” and “our” ), is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as described in the Private Placement Memorandum of the Fund (as such document may be amended, amended and restated or supplemented from time to time and together with any appendices and supplements thereto, the “Offering Document”). In this subscription agreement (the “Subscription Agreement”), “Management Company” refers to Comvest Credit Managers, LLC (together with its affiliates, “Comvest”). Subject to the terms and conditions hereof, and in reliance upon the representations and warranties contained in this Subscription Agreement, the Subscriber irrevocably subscribes for and agrees to purchase common shares of beneficial interest, par value $0.001 per share, of the Fund (“Shares”), on the terms and conditions described herein, in the Offering Document, in the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and in the Fund’s Bylaws (the “Bylaws” and together with the Declaration of Trust, the “Governing Documents”).

1. Subscription for Shares. The Subscriber hereby subscribes for Shares in the Fund with a capital commitment in the amount set forth above (having been accepted by the Fund as indicated on the signature page hereto) (the “Capital Commitment”), subject to Section 15.11, on the terms described or appearing in the Offering Document and the Governing Documents. Subject to the terms of this Subscription Agreement and the Governing Documents, the Subscriber’s obligation to pay for Shares hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below), provided, however, that for the convenience of the Fund, the Subscriber’s Capital Commitment shall be payable in installments as provided herein. The Subscriber acknowledges and agrees that it has received full and adequate consideration on the Closing Date (defined below) for the entirety of its Capital Commitment and hereby waives any and all defenses of nonconsideration as to any capital drawdown occurring after the Closing Date, including any defenses resulting from any insolvency or bankruptcy proceeding of the Fund, any material or total decrease in value of the Shares or any inability of the Fund to actually issue Shares.

FOR ALL SUBSCRIBERS

2. Other Subscription Agreements. The Subscriber acknowledges that the Fund has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Shares in the Fund and the admission of the Other Subscribers as shareholders of the Fund (“Shareholders”) at the Closing (as defined below) or at Subsequent Closings (as defined below). In the event that Subscriber or any Other Subscriber is permitted by the Fund to make an additional Capital Commitment to purchase Shares on a date after its initial subscription has been accepted, Subscriber or such Other Subscriber will be required to enter into a separate short-form subscription agreement with the Fund, it being understood and agreed that such separate short-form subscription agreement will be considered to be an Other Subscription Agreement and the sales of Shares to the Subscriber or Other Subscribers are separate sales for the purposes of this Subscription Agreement.

3. Closing. The closing of the sale to the Subscriber of Shares as provided for in Section 1, and the admission of the Subscriber as a Shareholder (the “Closing”), shall take place at the offices of the Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, FL 33401, or at such other location as may be notified by the Fund to the Subscriber in writing, on the date that this Subscription Agreement (having been properly and fully completed and signed by the Subscriber) has been accepted by the Fund (the date of such acceptance, which shall be indicated on the signature page hereto, being hereinafter referred to as the “Closing Date”). On the date of the receipt of the Subscriber’s first Drawdown Purchase (as defined below), assuming the Closing has taken place, the Subscriber shall be registered as a Shareholder. In addition, the Fund may enter into Other Subscription Agreements with Other Subscribers after the Closing Date, with any closing thereunder referred to as a “Subsequent Closing.” The Fund expects to conduct Subsequent Closings on a quarterly basis.

4. Capital Drawdowns.

4.1 Drawdown Purchases. On each Drawdown Date (as defined in Section 4.2), the Subscriber shall purchase from the Fund, and the Fund shall issue to the Subscriber, a number of Shares equal to the Drawdown Share Amount at an aggregate price equal to the applicable Drawdown Purchase Price; provided, however, that in no circumstance will a Subscriber be required to purchase Shares for an amount in excess of its Unfunded Capital Commitment.

“Drawdown Purchase Price” shall mean for each Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Capital Commitments being drawn down by the Fund from all Subscribers on that Drawdown Date, by (ii) a fraction, the numerator of which is the Capital Commitment of the Subscriber and the denominator of which is the aggregate Capital Commitments of all Subscribers that are not Defaulting Shareholders (as defined in Section 5) or Excused Subscribers (as defined in Section 4.2(g)).

“Drawdown Share Amount” shall mean, for each Drawdown Date, a number of Shares determined by dividing (i) the applicable Drawdown Purchase Price for that Drawdown Date by (ii) the applicable Price Per Share.

FOR ALL SUBSCRIBERS

“Price Per Share” shall mean, for any Drawdown Date, the Price Per Share determined by the Fund’s Board of Trustees (the “Board”) or an appropriately designated committee of the Board on the Drawdown Date, which price will be determined prior to the issuance of such Shares and in accordance with the limitations under Section 23 of the Investment Company Act. The Board may set the per-share price above the net asset value per Share based on a variety of factors, including the total amount of the Fund’s organizational and other expenses. Nothing in this Subscription Agreement shall prohibit the Fund from issuing Shares at a per share price greater than the net asset value per Share.

“Unfunded Capital Commitment” shall mean, with respect to a Subscriber, the amount of such Subscriber’s Capital Commitment as of any date reduced by the aggregate amount of purchases made by that Subscriber at all previous Drawdown Dates pursuant to Section 4.1.

4.2 Drawdown Notices. (a) Subject to Section 4.2(f), purchases of Shares will take place on dates selected by the Fund in its sole discretion (each, a “Drawdown Date”) and shall be made in accordance with the provisions of Section 4.1.

(b) The Fund shall deliver to the Subscriber, at least ten (10) Business Days prior to each Drawdown Date, a notice (each, a “Drawdown Notice”) setting forth (i) the amount of the Drawdown (the “Drawdown Amount”); (ii) the portion of the Drawdown Amount to be paid by such Shareholder; and (iii) the Drawdown Date on which such Drawdown Amount is due. For the purposes of this Subscription Agreement, the term “Business Day” shall have the meaning ascribed to it in Rule 14d-1(g)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(c) The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s obligation to pay the Drawdown Purchase Price, as applicable, identified in each Drawdown Notice.

(d) On each Drawdown Date, the Subscriber shall pay the applicable Drawdown Purchase Price to the Fund by Fedwire in immediately available funds in U.S. dollars to the account specified in the Drawdown Notice.

(e) Following the completion of the Drawdown and purchase of Shares by a Subscriber, the Fund will deliver to the Subscriber a confirmation statement setting forth the number of Shares purchased by the Subscriber.

(f) Except as provided below, at the occurrence of any listing of the Shares on a national securities exchange (“Exchange Listing”), Shareholders will be released from any further obligation under their respective Subscription Agreements to fund Drawdowns and purchase additional Shares, provided, prior to an Exchange Listing, Shareholders will remain obligated to fund Drawdowns to the extent necessary to (a) pay Fund expenses, including management fees, amounts that may become due under any borrowings or other financings or similar obligations, or indemnity obligations, (b) complete investments in any transactions for which there are binding written agreements, (c) fund follow-on investments made in existing portfolio companies that, in the aggregate, do not exceed 5% of total capital commitments to the Fund, (d) fund obligations under any Fund guarantee, and/or (e) as necessary for the Fund to preserve its status as a RIC.

(g) Notwithstanding anything to the contrary contained in this Subscription Agreement, the Fund shall have the right (a “Limited Exclusion Right”) to exclude Subscriber or any Other Subscriber (such Subscriber or Other Subscriber, an “Excused Subscriber”) from purchasing Shares from the Fund on any Drawdown Date if, in the reasonable discretion of the Fund, there is a substantial likelihood that such Excused Subscriber’s purchase of Shares at such time would (i) result in a violation of, or noncompliance

FOR ALL SUBSCRIBERS

with, any law or regulation to which such Excused Subscriber, the Fund, the Management Company, any Other Subscriber or a portfolio company would be subject or (ii) cause the assets of the Fund to constitute “plan assets” by reason of 29 CFR 2510.3-101 as modified by Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) (together, the “Plan Assets Regulation”).

(h) Notwithstanding the foregoing, the Fund reserves the right to permit Shareholders to fund Drawdowns on a non-pro rata basis up to such Shareholder’s Capital Commitment in the Fund’s sole discretion upon the request of the Shareholder.

5. Remedies Upon Subscriber Default. In the event that a Subscriber fails to pay all or any portion of the purchase price due from such Subscriber on any Drawdown Date and such default remains uncured for a period of ten (10) Business Days, the Fund shall be permitted to declare such Subscriber to be in default of its obligations under this Subscription Agreement (any such Subscriber, a “Defaulting Shareholder”) and shall be permitted to pursue one or any combination of the following remedies:

(a) The Fund may prohibit the Defaulting Shareholder from purchasing additional Shares on any future Drawdown Date;

(b) The Fund may cause such Defaulting Shareholder to transfer its Shares to a third party for a readily available price, which may be less than the net asset value of such Shares.

(c) The Fund may pursue any other remedies against the Defaulting Shareholder available to the Fund, subject to applicable law.

(d) Issue an additional capital drawdown to non-Defaulting Shareholders, subject to the Limited Exclusion Right, to make up such shortfall, provided that in no event shall Subscriber be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

5.1. Forfeiture of Shares. Subject to the Limited Exclusion Right, 50% of the Shares then held by the Defaulting Shareholder may be automatically forfeited and transferred on the books of the Fund to the Other Subscribers (other than any other Defaulting Shareholders), pro rata in accordance with their respective number of Shares held; provided that no Shares shall be transferred to any Other Subscriber pursuant to this Section 5.1 in the event that such transfer would (i) violate the Securities Act of 1933, as amended (the “Securities Act”), the Investment Company Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Fund or such transfer, (ii) constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or (iii) cause all or any portion of the assets of the Fund to constitute “plan assets” under ERISA or Section 4975 of the Code (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any Other Subscriber from receiving a partial allocation of its pro rata portion of Shares); and provided, further, that any Shares that have not been transferred to one or more Other Subscribers pursuant to the previous proviso shall be allocated among the participating Other Subscribers pro rata in accordance with their respective number of Shares held. The mechanism described in this Section 5.1 is intended to operate as a liquidated damage provision since the damage to the Fund and the Other Subscribers resulting from a default by the Defaulting Shareholder is both significant and not easily susceptible to precise quantification. By entry into this Subscription Agreement, the Subscriber agrees to this Section 5.1 and acknowledges that the automatic transfer of 50% of its Shares constitutes a reasonable liquidated damages remedy for any default of the Subscriber’s obligations to fund a Drawdown Purchase Price.

FOR ALL SUBSCRIBERS

6. Dividends; Dividend Reinvestment Plan. As described more fully in the Offering Document, the Fund generally intends to make quarterly distributions in such amounts as determined by the Board in its discretion. The Fund adopted an “opt out” dividend reinvestment plan (the “DRP”), under which a Shareholder participating in the DRP will have cash distributions declared by the Fund and payable to such Shareholder automatically be reinvested under the DRP in additional whole and fractional Shares. Shareholders will participate in the DRP unless the Shareholder “opts out” of the DRP, thereby electing to receive cash dividends. Shareholders who receive distributions in the form of additional Shares generally will be subject to the same U.S. federal, state and local tax consequences as Shareholders who elect not to participate in the DRP and receive cash distributions. The Subscriber and the Fund agree and acknowledge that any distributions received by the Subscriber or reinvested by the Fund on the Subscriber’s behalf shall have no effect on the amount of the Subscriber’s Unfunded Capital Commitment.

7. Credit Facility. In connection with any financings, borrowings, indebtedness, or guarantees (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”) of the Fund and any of its subsidiaries that are party to a Credit Facility, the Fund shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Fund’s right to initiate capital calls and collect on the Unfunded Capital Commitment of Subscriber hereunder or the unfunded capital commitments of Other Subscribers; (iii) the Fund’s rights to enforce the funding of a Capital Commitment hereunder and under the Other Subscription Agreements; and (iv) a Fund collateral account into which the payment by any Subscriber of its Unfunded Capital Commitment is to be made. Any such collateral pledge may be made directly by the Fund to the lender of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Fund, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility. To the extent that the Fund or any of its subsidiaries has outstanding obligations under a Credit Facility that relies upon any of the collateral referred to in clauses (ii) through (iv) above, and with the knowledge that the Credit Facility lender is relying on each of the following agreements and undertakings of the Subscriber and the Other Subscribers in connection with the extension of credit to the Fund, Subscriber shall be obligated to fund any remaining portion of its Unfunded Capital Commitment when due pursuant to this Subscription Agreement (whether called by the Fund or directly by the lender under the Credit Facility) without defense, counterclaim or offset of any kind, including any defense arising under Section 365(c) of the U.S. Bankruptcy Code, if applicable, provided that such agreement to fund shall not act as a waiver by such Subscriber of its right to assert independently any claim that the Subscriber may have against any Other Subscriber or the Fund. In the event that, as a result of any such pledge, mortgage, assignment, transfer or grant of a security interest, a Subscriber makes a payment directly to the Fund account as requested by a lender under a Credit Facility, such payment shall be deemed to be the payment of a Drawdown Purchase Price by Subscriber to the Fund in all respects.

Subscriber hereby (i) acknowledges that the Fund has informed Subscriber that the Fund may enter into a Credit Facility at any time, including before and after the investment period, and that such Credit Facility may include a pledge of collateral referred to in clauses (ii) through (iv) above and, directly or indirectly, grant the related lender the right to initiate Drawdown Notices in the name of the Fund when an event of default under such Credit Facility exists, which each Subscriber shall fund, to the Fund, consistent with the terms hereof and its obligations hereunder; (ii) acknowledges that for so long as the Credit Facility is in place, except with the prior consent of the lender, the Fund has agreed not to amend, modify, cancel, terminate, reduce, suspend or waive any of such Subscriber’s obligations under this Subscription Agreement in a manner that could be materially adverse to the rights of the lender contemplated by this paragraph; and (iii) agrees, if requested by the Fund, to provide to the Fund: (A) to the extent publicly

FOR ALL SUBSCRIBERS

available, as soon as reasonably available after the end of Subscriber’s fiscal year, a copy of such Subscriber’s annual report, if available, or such Subscriber’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year prepared or reviewed by independent public accountants in connection with such Subscriber’s annual reporting requirements; (B) from time to time, a certificate confirming the remaining amount of such Subscriber’s Unfunded Capital Commitment; and (C) such other consents and documents as may be reasonably requested by the Fund to acknowledge the same.

8. Representations and Warranties of the Fund. The Fund represents and warrants to the Subscriber (as of the Closing Date) that:

8.1. Formation and Standing. The Fund is existing and in good standing as a statutory trust under the laws of the State of Delaware, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Offering Document and the Governing Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

8.2. Authorization of Agreement, etc. The execution, delivery and performance by the Fund of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Subscriber and the Fund, will constitute a legal, valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. The execution, delivery and performance by the Fund of the Governing Documents have been authorized by all necessary action, and the Governing Documents will constitute legal, valid and binding documents of the Fund, enforceable against the Fund in accordance with their terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

8.3. Compliance with Laws and Other Instruments. Each of (a) the execution and delivery of this Subscription Agreement by the Fund, the performance by the Fund of its obligations under this Subscription Agreement and the consummation by the Fund of the transactions contemplated hereby and (b) the execution and delivery of the Governing Documents by the Fund, the performance by the Fund of its obligations under the Governing Documents and the consummation by the Fund of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the Governing Documents, as applicable, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Fund is a party or by which the Fund, or any of its properties or rights are bound, or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Fund or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Fund or otherwise are not material to the performance of the obligations of the Fund under this Subscription Agreement or the Governing Documents, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Fund or otherwise are not material to the performance of the obligations of the Fund under this Subscription Agreement or the Governing Documents or (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Fund.

FOR ALL SUBSCRIBERS

8.4. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Fund, threatened against (a) the Fund, (b) the Management Company or (c) Comvest, that in the case of each of (a), (b) and (c), if adversely determined, is reasonably likely to have a material adverse effect on the Fund or the Management Company.

8.5. Issuance of Shares. The Shares of the Fund have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

8.6. Certain Conflicts of Interest. The Fund confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Fund between (i) the Fund and (ii) the Management Company or its affiliates, shall be reviewed by the Board in accordance with the Investment Company Act and the rules and regulations promulgated thereunder.

9. Representations, Warranties and Covenants of the Subscriber. In connection with the Subscriber’s agreement to subscribe for Shares, the Subscriber represents, warrants and covenants to the Fund (and the Fund may rely on such representations, warranties and covenants), as of the date hereof, and through and including each date that all or any portion of the commitment amount requested pursuant to this Subscription Agreement is accepted in whole or in part by the Fund, as follows:

9.1. Authorization of Purchase.

9.1.1. If the Subscriber is an Entity. If the Subscriber is a corporation, limited liability company, partnership, trust, retirement system or other entity, the Subscriber is duly organized, formed or incorporated, as the case may be, and the Subscriber has been duly organized, is validly existing in good standing and is authorized, empowered and qualified to complete and execute this Subscription Agreement, including the power of attorney, the Tax Forms, the AML Checklist and all agreements contemplated hereby and thereby, to invest in the Fund and to fund its Capital Commitment as contemplated by, and in accordance with, this Subscription Agreement. The individual signing this Subscription Agreement, including the power of attorney, the Tax Forms, the AML Checklist, the IQS and all agreements contemplated hereby and thereby (including making any representations, warranties and agreements set forth in any of the foregoing documents) on the Subscriber’s behalf has been duly authorized to do so.

9.1.2. If the Subscriber is an Individual. If the Subscriber is a natural person or if beneficial ownership of the Subscriber is held by an individual through a revocable grantor trust, the Subscriber or the Subscriber’s beneficial owner is at least twenty-one (21) years old and it is within the Subscriber’s right, power and capacity to execute, this Subscription Agreement, including the power of attorney, the Tax Forms, the AML Checklist, the IQS and all agreements contemplated hereby and thereby, to invest in the Fund, to fund its Capital Commitment as contemplated by, and in accordance with, this Subscription Agreement and to otherwise consummate the transactions contemplated hereby and thereby. If the Subscriber lives in a community property state in the United States, either (A) the source of the Subscriber’s Capital Commitment will be the Subscriber’s separate property and the Subscriber will hold the Shares as separate property, or (B) the Subscriber alone has the authority to bind the community property of his or her marital estate with respect to this Subscription Agreement, including the Power of attorney, the Tax Forms, the AML Checklist, the IQS and all agreements contemplated hereby and thereby.

FOR ALL SUBSCRIBERS

9.2. Execution; Binding Obligation. The Subscription Agreement shall become binding upon the Subscriber on the later of (i) the date of the Subscription Agreement and (ii) the date, if any, that the Fund accepts this subscription in whole or in part. Each of this Subscription Agreement, including the power of attorney, the AML Checklist, the Tax Forms and the Subscription Documents and is a valid and binding agreement or instrument, as applicable, enforceable against the Subscriber in accordance with its terms. The Subscriber understands that, upon acceptance by the Fund and except and only to the extent as expressly provided for by law in certain jurisdictions outside the United States, the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or any of the powers conferred herein. The Subscriber represents and warrants that the power of attorney granted by the Subscriber in connection with this Subscription Agreement has been executed by it in compliance with the laws of the U.S. state, local and/or non-U.S. jurisdiction in which this Subscription Agreement was executed and to which the Subscriber is subject. The Subscriber hereby covenants and agrees on behalf of itself and its successors and assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish and deliver such other instruments, documents and statements and to take such other actions as the Fund may determine to be necessary or appropriate to effectuate and carry out the purposes of any Subscription Document.

9.3. No Conflict. The execution and delivery of and/or adherence to, as applicable, the Subscription Documents by or on behalf of the Subscriber, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations under any Subscription Document will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its assets are bound, or any United States or non-United States permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or the Subscriber’s business or assets.

9.4. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

9.5. Offering Disclosure and Other Information. The Subscriber has a pre-existing personal or business relationship with the Fund, Management Company, Comvest and/or any of their principals, agents or Affiliates. The Subscriber has received and read a copy of this Subscription Agreement and the copy of the Registration Statement provided to the Subscriber before the Fund’s initial acceptance of any of the Subscriber’s requested Capital Commitment amount and the Subscriber has relied on nothing other than the information contained herein and in the Offering Document in deciding whether to make an investment in the Fund. In addition, the Subscriber acknowledges that the Subscriber has been given the opportunity to (i) ask questions and receive satisfactory answers concerning the terms and conditions of the offering, (ii) perform its own independent investigations and (iii) obtain additional information in order to evaluate the merits and risks of an investment in the Fund and to verify the accuracy of the information contained herein and in the Offering Document. No statement, printed material or other information that is contrary to the information contained herein and in the Offering Document has been given or made by or on behalf of the Fund and/or the Management Company to the Subscriber. The Subscriber has consulted to the extent deemed appropriate thereby with its own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in the Shares and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Shares, and believes that an investment in the Shares is suitable and appropriate for the Subscriber.

FOR ALL SUBSCRIBERS

9.6. Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided and has carefully reviewed the Offering Document and the Governing Documents. The Subscriber understands the risks of, and other considerations relating to, the purchase of Shares, including, without limitation, the information appearing in the Offering Document under the headings “Risk Factors”, “Certain Relationships and Related Transactions, and Trustee Independence” and “Description of Business—Material U.S. Federal Income Tax Considerations” and the effect of the provisions of Section 5 of this Subscription Agreement (relating to Shareholders that default on their obligations to make Capital Commitments). The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Document and the Governing Documents. The Fund has answered all of the Subscriber’s inquiries, if any. In deciding to acquire Shares, the Subscriber has not relied upon any information from the Fund or the Management Company or any of their respective partners, members, officers, counsel, representatives or agents, including, without limitation, any placement agents of the Fund (the “Placement Agents”), or any other person, other than information contained in the Offering Document or Governing Documents. The Subscriber was not solicited to invest in the Fund by any form of general solicitation and has previously provided information regarding the Subscriber’s financial situation and sophistication as an investor.

9.7. Evaluation and Ability to Bear Risks. The Subscriber’s decision to invest in the Fund was made by the Subscriber as person(s) who (a) are independent of the Fund, the Management Company and the Placement Agents and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating to the Subscriber’s investment in the Fund (including federal, state and local tax matters) and not on any advice or recommendation of the Fund, the Management Company or the Placement Agent or any of their respective affiliates, notwithstanding anything in Section 9.6 to the contrary. The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects of the Fund enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Fund. The Subscriber is able to bear the economic risk of its acquisition of Shares, including a complete loss of its investment in the Fund. The Subscriber acknowledges and agrees that (i) it is not a client of the Management Company with respect to its investment in the Fund, (ii) the Management Company provides services solely to the Fund, in the case of (ii) including any reporting or consultation with investors thereof (except as may be described in the Offering Document).

9.8. Additional Investment Risks. The Subscriber is aware that: (i) the Fund has limited financial and operating history, (ii) investment returns, if any, set forth in any supplemental letters or materials in connection therewith are not a guarantee of and are not necessarily comparable to or indicative of the returns, if any, that may be achieved on investments made by, or in, the Fund, (iii) no United States federal, state or local or non-United States agency, governmental authority or other person has passed upon the Shares or made any finding or determination as to the fairness of this investment and (iv) the Management Company will have full discretion (subject to the provisions of the Investment Management Agreement) over which investments will be made by the Fund.

9.9. No Public Solicitation of Subscriber. The Subscriber confirms that it is not subscribing for any Shares as a result of any form of general solicitation or general advertising, including (i) any advertisement, article, notice or other communications published in any newspaper, magazine or similar media (including any internet site that is not password protected) or broadcast over television or radio or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

FOR ALL SUBSCRIBERS

9.10. Share Transfer Restrictions.

Prior to an Exchange Listing, the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Capital Commitment unless (i) the Fund provides prior written consent; provided, that the Fund shall not unreasonably withhold, condition or delay its consent to any Transfer by the Subscriber to an affiliate of the Subscriber; (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (A) through (D) below. No Transfer will be effectuated except by registration of the Transfer on the Fund books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Fund. Following an Exchange Listing, the Subscriber may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Exchange Listing. Transfer restrictions include:

(A) In any event, the consent of the Fund to a proposed Transfer may be withheld (1) if the creditworthiness of the proposed transferee, as determined by the Fund in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Fund or the Subscriber) satisfactory in form and substance to the Fund:

(I) such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Fund or the Shares to be Transferred;

(II) such Transfer would not cause all or any portion of the assets of the Fund to constitute “plan assets” under the Plan Assets Regulation;

(III) such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; and

(IV) such Transfer will not subject the Fund, the Management Company or any of their affiliates or any officer, Trustee or employee of the Fund or the Management Company or any of their affiliates to additional regulatory requirements the compliance with which would subject the Fund or such other Person to material expense or burden (unless such affected person consents to such Transfer).

(B) The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Fund in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(C) Any person that acquires all or any fraction of the Shares of the Subscriber in a Transfer permitted under this Subscription Agreement shall be obligated to pay to the Fund the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Fund it will remain liable for its Capital Commitment and for all payments of any Drawdown Purchase Price required to be made by it (without taking into account the Transfer of all or a fraction of such Shares) prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

FOR ALL SUBSCRIBERS

(D) The Fund shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Fund shall have given its prior written consent thereto and there shall have been filed with the Fund a dated notice of such Transfer, in form satisfactory to the Fund, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Document and all applicable laws and regulations applicable to the transferee and the transferor.

9.11. Regulation D under the Securities Act. The Subscriber is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

9.12. Rule 506(d) of Regulation D. The Subscriber has not been subject to any event specified in Rule 506(d)(1) of the Securities Act or any proceeding or event that could result in any such disqualifying event (“Disqualifying Event”) that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in disqualification under Rule 506(d)(1) of the Fund’s use of the Rule 506 exemption. The Subscriber will immediately notify the Fund in writing if the Subscriber becomes subject to a Disqualifying Event at any date after the date hereof. In the event that the Subscriber becomes subject to a Disqualifying Event at any date after the date hereof, the Subscriber agrees and covenants to use its best efforts to coordinate with the Fund to (i) provide documentation as reasonably requested by the Fund related to any such Disqualifying Event and (ii) implement a remedy to address the Subscriber’s changed circumstances such that the changed circumstances will not affect in any way the Fund or its affiliates’ ongoing and/or future reliance on the Rule 506 exemption under the Securities Act. The Subscriber acknowledges that, at the discretion of the Fund, such remedies may include, without limitation, the waiver of all or a portion of the Subscriber’s voting power in the Fund and/or the Subscriber’s withdrawal from the Fund through the transfer or sale of its Shares. The Subscriber also acknowledges that the Fund may periodically request assurance that the Subscriber has not become subject to a Disqualifying Event at any date after the date hereof, and the Subscriber further acknowledges and agrees that the Fund shall understand and deem the failure by the Subscriber to respond in writing to such requests to be an affirmation and restatement of the representations, warranties and covenants in this Section 9.12.

9.13. Investment Company Act Matters. The Subscriber understands that: (i) the Fund has elected to be treated as a BDC under the Investment Company Act, and (ii) the Subscriber was not formed or reformed (as interpreted under the Investment Company Act) for the specific purpose of making an investment in the Fund. The Fund is subject to regulation as a BDC under the Investment Company Act and is required to adhere to the provisions of the Investment Company Act applicable to BDCs.

9.14. Investment Advisers Act Matters. The Subscriber agrees that the Fund or the Management Company may provide in any electronic medium (including via email or website access) any disclosure or document that is required by applicable law to be provided to the Subscriber. In addition, the Subscriber hereby agrees that the Management Company designated in the Offering Document to provide approvals on behalf of the Subscriber is appointed and authorized to do so on behalf of the Subscriber, including, without limitation, any approvals required under Section 205(a) and/or 206(3) of the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”) (including any consent to a transaction that would result in any “assignment” (within the meaning of the Investment Advisers Act) with respect to the Fund, the Management Company, or any investment advisory affiliate of the Fund).

FOR ALL SUBSCRIBERS

9.15. State Governing Subscription. (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.) The Subscriber was offered Shares in the state listed as the Subscriber’s address on Schedule 1.

9.16. Obligation to Make Payments and Compliance with Laws and Regulations. The Subscriber confirms that (a) the Subscriber is obligated to pay the Fund any amounts that the Fund is required to withhold or pay with respect to or on behalf of the Subscriber and that exceed amounts then available for distribution to the Subscriber, whether or not the Subscriber has withdrawn from the Fund or the Fund has terminated or dissolved, (b) to the extent that the Subscriber owes any amounts to the Fund hereunder, the Subscriber understands and agrees that the Fund may withhold such amounts from any distributions that otherwise would be made to the Subscriber under the Governing Documents and this Subscription Agreement in satisfaction thereof (it being understood that such amounts shall be deemed distributed), without waiver of any other rights the Fund may have hereunder or thereunder, and (c) the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Fund.

9.17. Prohibited Categories. The Subscriber: (i) is not registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a BDC under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC.

9.18. Applicable Categories. The Subscriber hereby certifies to the Fund that the categories initialed below apply to the Subscriber. (The Subscriber must initial each applicable category.)

____ The Subscriber is a Shareholder that is a Benefit Plan Investor (as defined in Schedule 2).

____ The Subscriber is an Other Plan Investor (as defined in Schedule 2 – e.g., a “governmental” plan).

____ The Subscriber is a Tax-Exempt Partner (i.e., exempt from income taxation under §501 of the Internal Revenue Code).

____ The Subscriber is a BHC Subscriber1 (i.e., a bank holding company registered under the BHC Act or a non-bank subsidiary thereof).

____ The Subscriber is a Foundation Partner (as defined in §509 of the Internal Revenue Code).

____ The Subscriber is a “United States person” for U.S. federal income tax purposes.

____ The Subscriber is a “charitable remainder trust” within the meaning of Section 664 of the Code.

[1]

A BHC Subscriber is defined as a subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

FOR ALL SUBSCRIBERS

____ The Subscriber is or may become a person (including an entity) that has discretionary authority or control with respect to the assets of the Fund or a person who provides investment advice with respect to the assets of the Fund or an “affiliate” of such a person. (For purposes of the foregoing, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.)

____ The Subscriber is “Comvest Related” (i.e., an affiliate of the Fund or the Management Company, or a Trustee, officer, employee or agent of the Fund or the Management Company or any of their respective affiliates).

____ The Subscriber is subject to the Freedom of Information Act, 5 U.S.C § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any similar statutory or legal right that might result in the disclosure of confidential information relating to the Fund (together with FOIA, “Public Disclosure Laws”). Please indicate the relevant Public Disclosure Laws to which the Subscriber is subject.

9.19. Volcker Rule. The Subscriber hereby represents and warrants to the Fund that the Subscriber is not a “banking entity” as such term is defined under Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) or qualifies for an exclusion, an exemption and or other relief under the Volcker Rule with respect to the ownership of Shares, based on the currently available published regulatory guidance.

9.20. Sale of Shares. The Subscriber understands and agrees that the Fund may cause the Subscriber to sell all or a portion of its Shares in accordance with the provisions of the Governing Documents and this Subscription Agreement, including Section 4.2 hereof.

9.21. Swaps. The Subscriber represents and warrants that Subscriber will not enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part, directly or indirectly, on the return with respect to the Fund or its Shares (a “Swap”) with a counterparty or counterparties (each, a “Counterparty”), such that the Counterparty would be deemed to be: (i) a beneficial owner of Shares in the Fund for purposes of the Investment Company Act; (ii) the beneficial owner of Shares in the Fund for purposes of the Commodity Exchange Act, as amended, or the rules of the CFTC; (iii) an offeree or purchaser of Shares for purposes of the Securities Act; (iv) a client of the Management Company for purposes of the Investment Advisers Act; (v) a purchaser of Shares for purposes of the Exchange Act (including, without limitation the anti-fraud rules thereunder); or (vi) a holder of Shares who is an investor in a Plan.

9.22. Correctness of Information. The Subscriber represents and warrants that the information it has provided in this Subscription Agreement, its Subscription Documents (which Subscription Documents are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and, to its knowledge, in any U.S. Internal Revenue Service or other tax form delivered to the Fund or the

FOR ALL SUBSCRIBERS

Management Company, is true, accurate and complete and may be relied upon by the Fund for any purpose, including the establishment of subscriber-related facts underlying claims of exemption from the registration provisions of federal and state securities laws. The Subscriber acknowledges that the Fund and the Management Company are relying on such information in connection with (a) the Subscriber being admitted as a Shareholder, (b) not registering the offer and sale of Shares under the Securities Act or any state securities laws, (c) if applicable, determining whether Benefit Plan Investors (as defined in Schedule 2) own less than 25% of the value of Shares, as determined under the Plan Asset Regulation (as defined in Schedule 2), from time to time, and (d) the management of the Fund’s business. If at any time during the term of the Fund any of the representations and warranties contained in this Subscription Agreement (including the Subscription Documents) shall cease to be true, the Subscriber will promptly notify the Fund in writing.

9.23. No Value Received. The Subscriber represents and warrants that to the best of its knowledge neither it nor any of its affiliates nor any of their respective employees, trustees, partners, shareholders, members, officers, representatives, consultants or agents have received anything in value or any other consideration, payments or compensation from, by or on behalf of the Fund, the Management Company, any of their respective affiliates or any of their respective employees, trustees, shareholders, members, officers, representatives, consultants or agents in connection with the Subscriber’s decision to make an investment in the Fund.

9.24. Careful Review of Privacy Policy. The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with the Fund’s Privacy Policy contained herein.

9.25. Material Non-Public Information. The Subscriber is aware of the restrictions imposed by the United States federal and state securities laws on a person possessing material non-public information about a public company.

10. Power of Attorney; Appointment of Fund as Attorney-in-fact and Agent.

(a) The Subscriber hereby constitutes and appoints the Fund its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Subscription Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Fund may exercise for the Subscriber by the signature of the Fund or by listing the Subscriber as a Shareholder executing any instrument with the signature of the Fund as attorney-in-fact for the Subscriber. This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Fund and the assignee thereof, with the consent of the Fund, is admitted as a Shareholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Fund, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

(i) all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii) all certificates and other instruments deemed advisable by the Fund to comply with the provisions of this Subscription Agreement and applicable law or to permit the Fund to become or to continue as a BDC; and

FOR ALL SUBSCRIBERS

(iii) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which the Fund considers advisable.

11. Agents; Nominees. In the event (as indicated on Schedule 1) that the Subscriber is acting as an agent pursuant to a power-of-attorney (“Agent”), or nominee (a “Nominee”) for an individual or entity that will be the beneficial owner of the Shares, (i) in the case of an Agent, the Agent represents and warrants that the representations, warranties, and agreements made in this Subscription Agreement are made by the Agent with respect to and on behalf of the beneficial owner as the Subscriber, and (ii) in the case of a Nominee who will be the Subscriber, the Nominee makes such representations on behalf of the Nominee, as the Subscriber, and the beneficial owner of the Shares subscribed for hereby. The Agent or Nominee, as the case may be, represents and warrants that the Agent or Nominee has all requisite power and authority from said beneficial owner to execute and perform the obligations on behalf of the beneficial owner (and, as applicable, on its own behalf as record owners of the Shares) under this Subscription Agreement and the Governing Documents, and hereby agrees to indemnify and hold harmless the Fund, the Management Company and their respective affiliates, against any and all loss, liability, claim, damage, cost, and expense whatsoever (including, but not limited to, legal fees and expenses) arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty of this Section 11.

12. Fund Elections. The Subscriber understands that the Fund has filed elections to be treated as (i) a BDC under the Investment Company Act and (ii) intends to file an election to be treated as a regulated investment company within the meaning of Code Section 851, for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Fund as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation §1.852-7.

13. Comvest Name and Mark. The Subscriber acknowledges that: (i) the “Comvest” name and mark are the property of the Comvest or its affiliates; (ii) the Fund’s authority to use such name and mark may be withdrawn by Comvest without compensation to the Fund; (iii) no Subscriber shall, by virtue of its ownership of Shares in the Fund, hold any right, title or interest in or to such name and mark; and (iv) following the dissolution and liquidation of the Fund, all right, title and interest in and to such name and mark shall be held solely by Comvest.

14. No Third-Party Beneficiaries. Except as provided with respect to a lender under a Credit Facility in accordance with Section 7, the provisions of this Subscription Agreement are not intended to be for the benefit of or enforceable by any third party. Without limiting the foregoing, no third party shall, except as permitted by law and this Subscription Agreement, have any right to (i) enforce or demand enforcement of a Subscriber’s Capital Commitment, obligation to return distributions, or obligation to make other payments to the Fund as set forth in this Subscription Agreement or (ii) demand that the Fund issue any capital call.

15. Miscellaneous Provisions.

15.1. Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Subscriber and the Fund. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this

FOR ALL SUBSCRIBERS

Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

15.2. Survival of Representations and Warranties; Indemnity. All representations and warranties contained herein or in any Subscription Documents hereto made by the Subscriber shall survive indefinitely following the execution and delivery of this Subscription Agreement, and the issue and sale of Shares. The Subscriber shall and hereby does agree to indemnify and hold the Fund, the Management Company and their respective controlling persons, officers, trustees, members, partners, employees, and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this Subscription Agreement or in any Subscription Documents hereto, or in the Governing Documents. Any claims for indemnity may be offset against subsequent distributions subject to applicable law.

15.3. Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto. However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

15.4. Notices. All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) in person, (b) by registered or certified mail, (c) by private courier, or (d) by e-mail. All notices to the Fund shall be delivered to AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, FL 33401, Attention: Bonnie Giusto, or email at b.giusto@comvest.com. All notices to the Subscriber shall be delivered to the address and email address provided by the Subscriber in Section 5 of Schedule 1 attached hereto or as last set forth in the records of the Fund. The Subscriber may designate a new address for notices by giving written notice to that effect to the Fund. The Fund may designate a new address for notices by giving written notice to that effect to the Subscriber. A notice given in accordance with the foregoing clauses (a), (b) and (c) shall be deemed to have been effectively given three Business Days after such notice is mailed by registered or certified mail, return receipt requested, or one Business Day after such notice is sent by overnight FedEx or other one-day provider, to the proper address, or at the time delivered when delivered in person or by private courier. A notice given by email shall be deemed to have been effectively given when sent unless the sender receives a message of “error in transmission,” provided confirmatory notice is sent by first class mail, postage prepaid or receipt is confirmed by an officer or other authorized representative of the recipient by answerback or other written means.

15.5. Applicable Law. Subject to Section 9.15, this Subscription Agreement shall be construed in accordance with and governed by the internal substantive laws (without giving effect to the choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware) of the State of Delaware.

FOR ALL SUBSCRIBERS

15.6. Arbitration. Any dispute relating to this Subscription Agreement that arises prior to an initial public offering of the Shares which cannot be amicably resolved between the parties shall be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then prevailing, and the decision of the arbitrators shall be final and binding on all the parties. Notwithstanding the foregoing, the parties agree that no consequential, indirect, exemplary or punitive damages shall be awarded in any such arbitration. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be shared equally by the parties, subject to the indemnification provisions set forth in Section 15.2. The parties agree that exclusive venue for any arbitration pursuant to this Section 15.6 shall be within the State of Delaware and that notice of such arbitration may be provided in the manner set forth in Section 15.4.

15.7. Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

15.8. Severability. In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

15.9. Entire Agreement. This Subscription Agreement, together with its Subscription Documents (which Subscription Documents are incorporated in this Subscription Agreement by reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

15.10. Irrevocability and Acceptance. This Subscription Agreement is and shall be irrevocable by the undersigned but will not be binding on the Fund unless and until it is agreed to and accepted by the Fund. The Fund in its sole discretion may accept this Subscription Agreement with respect to the Capital Commitment in whole or in part. Acceptance will be given either by delivery of this Subscription Agreement to the Subscriber with the form of acceptance executed by the Fund or by such execution and written notice thereof to the Subscriber.

15.11. Counterparts; PDF Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding.

15.12. Electronic Delivery of Communications. The Subscriber hereby acknowledges and agrees that the Fund and/or the Management Company may deliver and make reports, statements and other communications, including, without limitation, the Offering Documents, this Subscription Agreement, Form 1099s and other tax related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site. It is the Subscriber’s affirmative obligation to notify the Fund in writing if the Subscriber’s e-mail address(es) listed in Section 5 of Schedule 1 change(s). The Subscriber may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Fund, in writing, of the Subscriber’s intention to do so, and will thereafter receive such Account Communications in paper form.

16. Compliance with the U.S. Patriot Act; Solicitation Fee Acknowledgment.

16.1. Compliance with the U.S. Patriot Act. The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber who opens an account, all as set forth on Schedule 1. The responses provided on such Schedule are deemed to be made in this Subscription Agreement as if expressly set forth herein.

FOR ALL SUBSCRIBERS

17. Confidentiality. The Subscriber acknowledges and agrees that (i) it has received and will in the future receive Confidential Information regarding the Fund and the Management Company each of their respective affiliates, or other control Person of any of the foregoing Persons and each existing or prospective portfolio companies and its subsidiaries, (ii) such Confidential Information contains and includes trade secrets and is proprietary, (iii) disclosure of such Confidential Information to third parties is not in the best interest of any of the Fund and (iv) disclosure of such Confidential Information would cause substantial harm and damages to the Fund. The Subscriber hereby represents and warrants that, except as previously disclosed to the Fund in writing, (A) it is not subject to any law, statute, governmental rule or regulation or judicial or governmental order, judgment or decree requiring it to disclose any information or materials (whether or not Confidential Information) relating to Fund and (B) it is not required by any law, statute, governmental rule or regulation or judicial or governmental order, judgment or decree or any agreement or contract to obtain any consent or approval prior to agreeing to be bound by the confidentiality covenant set forth in the Offering Document. The Subscriber hereby agrees that it will not use any Confidential Information it receives for any purpose other than monitoring and evaluating its investment in the Fund.

18. Tax Matters. The Subscriber agrees to furnish the Fund or the Management Company with any information, representations and forms as shall reasonably be requested by the Fund or the Management Company from time to time to assist it in complying with any applicable law or tax requirements or determining the extent of, and in fulfilling, its withholding obligations. The Subscriber agrees to furnish the Management Company with any representations and forms as shall reasonably be requested by the Management Company to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes imposed by any taxing authority or other governmental agency upon the Fund or amounts paid to the Fund.

19. FATCA and other Automatic Exchange of Information Regimes. The Subscriber covenants and agrees to provide promptly, and update periodically, at any times requested by the Fund and following any change that may cause information set forth in this Section 19 to become untrue or misleading in any material respect, all information, documentation, certifications and forms (including, without limitation, Tax Forms), and verifications thereof that the Fund deems necessary to comply with (x) any requirement imposed by Code §§1471 - 1474, and any U.S. Department of Treasury Regulations, forms, instructions or other guidance issued pursuant thereto (commonly referred to as “FATCA”), any similar legislation, regulations or guidance enacted or promulgated by any jurisdiction or international organization which seeks to implement similar automatic exchange of information, tax reporting and/or withholding tax regimes (including the OECD Common Reporting Standard (“CRS”)), (y) any intergovernmental agreement between any jurisdictions concerning the collection and sharing of information, and (z) any current or future legislation, regulations or guidance promulgated by or between any jurisdictions or international organizations giving rise to or effect to any item described in clause (x) or (y).

20. Compliance with Laws; Disclosure. The Fund may disclose information concerning the Fund or the Shareholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto. Each Subscriber hereby agrees to provide the Fund, promptly upon request, all information that the Fund reasonably deems necessary to enable the Fund and/or the Management Company to comply with applicable laws, including, without limitation, ERISA (if applicable) and the Investment Company Act, and regulations or policies thereunder. The Subscriber consents to disclosure by the Fund and its agents of information pertaining to the Subscriber to relevant third parties as the Fund or its agents

FOR ALL SUBSCRIBERS

reasonably deem appropriate or necessary in connection with the operations of the Fund, including without limitation, to governmental, regulatory, national security, courts, law enforcement or other authorities, banks, financial intermediaries and counterparties, including, without limitation, to parties outside of the jurisdiction in which the information was initially collected by the Fund. The Subscriber hereby agrees to provide the Fund and the Fund’s custodian, promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Fund, and as required for the Fund to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Fund and the Fund shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

FOR ALL SUBSCRIBERS

Privacy Notice

AMG Comvest Senior Lending Fund

This Privacy Notice is provided to you as a result of certain federal privacy notice and disclosure regulations and explains the manner in which the Fund collects, utilizes and maintains nonpublic personal information about each of the investors in the Fund. This Privacy Notice applies only to investors in the Fund who are Individuals or to certain Entities that are essentially “alter egos” of Individuals (e.g., grantor trusts, IRAs and similar individual self-directed estate planning or investment vehicles).

We respect your right to privacy and are committed to maintaining and safeguarding nonpublic information about you. We do not disclose your personal information to companies or organizations not affiliated with us that would use the information we have provided them to contact you about their own products or services. However, to manage the Fund in a professional and efficient manner, we must from time to time obtain and disclose certain nonpublic personal information about you. To protect the confidentiality of such information while making the necessary disclosures, we have developed the security policies described below.

Information We Collect

We collect nonpublic personal information about you from the following sources:

(i)

Information we receive from you through subscription agreements, investor questionnaires and other documents, such as your name, address, social security number, assets, income, employment and amounts or types of your investments;

(ii)	Information about your transactions with us, our affiliates and others, such as your capital account balance, other account data and participation in other investments;

(iii)	Information from outside sources, including consumer reporting agencies which may include credit reports; and

(iv)	Information we keep about the investments you purchase from us, as well as account balances and payment history.

How We Use Information

Among other things, we may use nonpublic personal information to service your account or send you annual reports, proxy statements or other information required by law.

Information We Disclose

We will only disclose nonpublic personal information to our affiliates, service providers and other third parties as permitted or required by applicable law. In general, we may share your nonpublic personal information with our affiliates (including those who are involved in the operation, service, administration or management of, or the sale of Shares in, the Fund). In addition, we may share nonpublic personal information we collect as described above in connection with the administration and operations of the Fund (including disclosure to attorneys, accountants, service providers, auditors or administrators). We do not share your nonpublic personal information with companies or organizations not affiliated with us that would use the information we have provided them to contact you about their own products or services. If required by law, we may disclose nonpublic personal information in accordance with a court order or at the request of government regulators.

FOR ALL SUBSCRIBERS

Our Security Procedures

Any service provider receiving your personal information will be authorized to use such information only to perform the services required of them by the Fund and its affiliates, and then only as permitted by applicable law. When we share personal information with companies working on our behalf, we protect your personal information where required by law with confidentiality agreements which obligate companies to keep your information confidential. We restrict access to non-public personal information to those employees of the Fund or its affiliates who require access to provide services to the Fund and its affiliates and its investors. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your non-public personal information. Your right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media.

We are committed to safeguarding the nonpublic personal information of our investors and will adhere to the foregoing policies for both our current and former investors.

FOR ALL SUBSCRIBERS

SIGNATURE PAGE

INDIVIDUAL SUBSCRIBER*: Name of Individual Subscriber	INSTITUTIONAL SUBSCRIBER: Name of Institutional Subscriber

Signature:	By:

Print Name:	Print Name:

Date:	Title:

Date:

*	If IRA, must be in the form of: (the name of the IRA Custodian) for the benefit of (the name of the individual) and must also be acknowledged by custodian or trustee below.

Acknowledgment by IRA Custodian or Trustee with respect to Investment for an IRA:

By signing below, the undersigned custodian or trustee of the IRA for the benefit of the Individual Subscriber named above (the “Client IRA”) acknowledges that investment in the Fund is being made through the Client IRA from the below referenced account and certifies that the Client IRA has directed the custodian or trustee to sign this Subscription Agreement on behalf of the IRA. The trustee or custodian’s contact, account reference number and Tax ID are set forth below.

Name of IRA Holder:

Name and Address of Custodian:

Contact Individual:

IRA Account or Other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

Acknowledgement by Custodian:

By:

Name:

Title:

ALL SUBSCRIBERS, PLEASE FOLLOW THESE INSTRUCTIONS:

ALL SUBSCRIBERS: If you do not complete the applicable Schedule(s) attached hereto, your Subscription Agreement shall be deemed incomplete and will be returned to you.

INDIVIDUAL SUBSCRIBERS: Please complete Schedules 1 and 2 (as applicable).

INSTITUTIONAL SUBSCRIBERS: Please complete Schedules 1 and 2 (as applicable).

THIS SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS COUNTERSIGNED BY THE FUND:

[Fund’s signature page follows]

FOR ALL SUBSCRIBERS

SIGNATURE PAGE OF THE FUND:

Agreed to and Accepted by
AMG COMVEST SENIOR LENDING FUND

as of ______________________________, 20___	$ ___________________________
Amount of Commitment Accepted

By:

Print Name:

Title:

FOR ALL SUBSCRIBERS

Schedule 1 to Subscription Agreement:

Subscriber Information

(For All Subscribers)

Instructions: Please complete the applicable parts of this Schedule.

Name and Address (please print)

Name (Print both names if joint registration)

Street Address/Address of Principal Office (No P.O. Boxes)

________________________________________________________________________________________________________(____)_________

City	State	Zip Code	Telephone No.

1. Investment.

Amount of Capital Commitment: $________________

Payment made by wire direct to:

ABA#
DDA#
Ultimate Acct Name:	AMG Comvest Senior Lending Fund
FFC:	Account Name

2. Primary Contact Person for this Account.

Name: ____________________________________________________________________________________________

Address: __________________________________________________________________________________________

Telephone Number: _________________________________________________________________________________

Telefax Number (if available): ________________________________________________________________________

E-mail Address: ____________________________________________________________________________________

SCHEDULE 1 - FOR ALL SUBSCRIBERS

3. Persons authorized to act for the Subscriber (i.e. authorized to invest in funds, request redemptions or withdrawal, direct payment of funds, etc.). In addition to the persons authorized by the power of attorney contained in Section 10 of the Subscription Agreement, the Subscriber hereby authorizes the person(s) noted below to act individually on behalf of this account unless otherwise noted. Please provide name, specimen signatures and titles in the form that such person would sign documents on behalf of this account, and telephone numbers. Without limiting the power of attorney contained in Section 10 of the Subscription Agreement, if there are circumstances under which more than one signature is required to take action with respect to this account, please state such circumstances. Requests to change the identity of persons authorized to act on behalf of a Subscriber which is a corporation, partnership, trust, estate or other fiduciary must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the Subscriber. The Subscriber agrees that the Fund may rely on the information provided herein until it receives written notice of superseding instructions.

3.1	3.2

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

SCHEDULE 1 - FOR ALL SUBSCRIBERS

4. Tax Information:

Please provide your Taxpayer I.D. Number/Social Security Number (as applicable):

Tax ID/SSN: _____________________________

For Joint Accounts, please provide the Taxpayer I.D. or Social Security Number (as applicable) for each Joint Account Holder.

Name:	Tax ID:

Name:	Tax ID:

The Subscriber is a (please check the appropriate box):

☐ Corporation

☐ Limited Partnership

☐ General Partnership

☐ Limited Liability Company

☐ S-Corporation

☐ Charitable Trust

☐ Tax-Exempt Endowment

☐ Private Tax-Exempt Foundation

☐ Employee Benefit Plan (self-directed)

☐ Employee Benefit Plan (trustee directed)

☐ Fund of Funds

☐ Other Tax Exempt Organization _____________________________

☐ Other _____________________________

Tax year ends: ____________________

State (if applicable) and country of residence for tax purposes: ____________________

For a domestic self-directed employee benefit plan (e.g. Keogh or self-directed 401k):

Keogh or Plan Account Number _______________

Tax year ends ____________________

Plan or Custodian Taxpayer I.D. Number ______________________________

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Cost Basis Election:

All Subscribers, please elect a cost basis reporting method that will apply with respect to your investment in the Shares by checking the applicable box below (if you do not elect a cost basis method below, the default method that will apply to your Shares is First In, First Out (FIFO)):

☐ First In, First Out (FIFO) (This is the default method if no election is made.)

☐ Average Cost Basis

☐ Specific Share Identification (SSI)

☐ SSI – First In, First Out (SSI – FIFO)

☐ SSI – Highest In, First Out (SSI – HIFO)

☐ SSI - Low Cost Long Term

☐ SSI - Low Cost

☐ SSI - Low Cost Short Term

☐ SSI - High Cost Long Term

☐ SSI - High Cost Short Term

☐ SSI – Last In, First Out (SSI – LIFO)

☐ SSI – Proportional

☐ SSI – Manual Selection

If you wish to change your cost basis election at any time in the future, please contact the Fund and provide your account number, current cost-basis election and revised cost-basis election. The Fund will provide the information to the Fund’s custodian to implement the change.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

5.	Statements and Other Correspondence. Statements and other correspondence should be sent to (give name, address, fax number and email address, if available):

	Primary Contact	Secondary Contact

Name

Company (if applicable)

Title (if applicable)

Address

Phone

Fax

E-mail

Type of Correspondence Contacts should receive (please check all that apply):

	Primary Contact	Secondary Contact

Funding Notices

Annual Financial Statements

Quarterly Reports

1099s and Tax Information

Original Legal Documents

Copy of Legal Documents

Amendments or Other Documents to be Signed

Other Investor Correspondence

Distribution Notice

SCHEDULE 1 - FOR ALL SUBSCRIBERS

6. Distributions.

☐	Please check here if the Subscriber wishes to “opt out” of the Fund’s Dividend Reinvestment Plan and receive cash distributions.

Please indicate where cash distributions should be sent (please check and complete one):

For All Subscribers	☐ Wire distributions to:	☐ Send check to:

Bank Name:

Bank Address:

Bank ABA #:

Account Number:

Account Name:

Reference:

Contact Name:

Phone:

Email:

SWIFT Code:

Comments:

7. Service of Process. (For foreign Subscribers only. Does not apply to U.S. domestic Subscribers.) If the Subscriber is either a foreign entity or is not a permanent resident of the United States, the Subscriber hereby irrevocably appoints the following as an agent within the United States to receive service of process on behalf of the Subscriber in connection with the enforcement of the obligation of the Subscriber to make capital contributions to the Fund, or otherwise in connection with the Subscriber’s subscription to contribute capital to the Fund:

8. Additional Information. Please indicate your agreement with the statements below by checking “yes” or “no”.

8.1	You understand that the entire amount of your investment may be lost.

☐ Yes     ☐ No

8.2	You have prior experience investing in, and are familiar with, the types of investments in which the Fund will invest.

☐ Yes    ☐ No

8.3	Following your investment in the Fund, you will have adequate means of providing for your current needs and contingencies and you have no need for liquidity in this investment. ☐ Yes ☐ No

8.4	Your investment in the Fund represents less than 5% of your net worth (excluding principal residence). ☐ Yes ☐ No

SCHEDULE 1 - FOR ALL SUBSCRIBERS

If not, estimate percentage of net worth (excluding principal residence)     %.

9.	Subscriber Status as Agent or Nominee

(The Subscriber must initial each applicable category.)

____ The Subscriber is acquiring the Shares for its own account, risk and beneficial interest.

OR

____ The Subscriber is acting as an Agent or Nominee on behalf of the beneficial owner.

10.	Questionnaire regarding the Beneficial Owner of the Shares for Purposes of Rule 506(d) Under Regulation D of the Securities Act

Please complete the below questions on behalf of the beneficial owner2 of the Shares in the Fund.

(Please Check Each as Applicable)

10.1

Has the beneficial owner, within the last ten (10) years, been convicted of a felony or misdemeanor (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

10.2

Is the beneficial owner subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the beneficial owner from engaging in or continuing to engage in any conduct or practice (a) in connection with the purchase or sale of any security, (b) involving the making of a false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

[2]

For purposes of this Section 10, the term “beneficial owner” is interpreted in the same manner as under Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, and includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, under Rule 13d-3 has or shares, or is deemed to have or share: (a) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security. Beneficial ownership includes both direct and indirect interests, determined as under Rule 13d-3. In addition, where holders of Shares have voting agreements in place, they may be required to aggregate their Shares to determine if they are beneficial owners of 20% or more of Shares in accordance with Rule 13d-3 and Rule 13d-5(b), and who within the voting group is deemed the beneficial owner.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

10.3

Is the beneficial owner subject to a Final Order[3] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission, or the National Credit Union Administration, that:

(a)	bars the beneficial owner from:

(1)	association with an entity regulated by such commission, authority, agency, or officer;

(2)	engaging in the business of securities, insurance, or banking; or

(3)	engaging in savings association or credit union activities; or

(b)	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years?

☐ Yes ☐ No

10.4

Is the beneficial owner subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that (a) suspends or revokes the beneficial owner’s registration as a broker, dealer, municipal securities dealer or investment adviser, (b) places limitations on the beneficial owner’s activities, functions or operations, or (c) bars the beneficial owner from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes ☐ No

10.5

Is the beneficial owner subject to any order of the SEC, entered in the last five (5) years, that orders the beneficial owner to cease and desist from committing or causing a violation or future violation of (a) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder) or (b) Section 5 of the Securities Act?

☐ Yes ☐ No

10.6

Is the beneficial owner suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☐ No

10.7

Has the beneficial owner filed as a registrant or issuer, or has the beneficial owner been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (a) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (b) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued?

☐ Yes ☐ No

[3]

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in (iii) above pursuant to applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

10.8

Is the beneficial owner subject to (a) a United States Postal Service false representation order entered into within the last five (5) years, or (b) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☐ No

10.9

If the answer is “yes” to any of questions 10.1 through 10.8 above, has the beneficial owner obtained a waiver from disqualification under Rule 506(d)(2) either (a) from the SEC or (b) from the court or regulatory authority that entered the relevant order, judgment or decree?

☐ Yes ☐ No

If the answer is “Yes” to any of questions 10.1 through 10.9 above, provide an explanation of the matter in question and attach a copy of the order, judgment or other relevant documentation.

___________________________________________________________________________________________________

___________________________________________________________________________________________________

___________________________________________________________________________________________________

___________________________________________________________________________________________________

___________________________________________________________________________________________________

The Subscriber hereby confirms that the foregoing statements are true, accurate and complete. The Subscriber further acknowledges, represents, warrants and agrees that (a) the Fund is relying on these responses in order to satisfy certain obligations the Fund has under federal securities laws, including in connection with SEC filings made by or with respect to the Fund, (b) the Subscriber has acted with reasonable care in conducting due diligence (including, in light of the circumstances, making factual inquiry into the existence of any disqualification) to confirm the veracity of the responses, and (c) for so long as the Subscriber holds any Shares in the Fund, the Subscriber will notify the Fund in writing as soon as reasonably practicable if there is any change in any of the responses set forth herein or if the Subscriber or beneficial owner becomes aware of any pending or threatened proceeding, judgment, order, or other action or circumstance that is reasonably likely to result in any change in the responses set forth in this Section 10.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Schedule 2 to Subscription Agreement:

Investor Qualification Statement

Name of Subscriber (Please Print or Type)

INVESTOR

QUALIFICATION STATEMENT

FOR ENTITIES1

Part I.   Regulation D Matters.

(a) If the Subscriber is not a natural person, a revocable grantor trust (the sole settlor (i.e., grantor) of which is a natural person), an individual retirement account of a natural person or a self-directed employee benefit plan of a natural person (i.e., is, instead, a corporation, partnership, limited liability company, trust or other entity), please indicate with an “X” the category or categories that accurately describe the Subscriber and qualify it as an “accredited investor” pursuant to Regulation D promulgated under the United States Securities Act of 1933, as amended and in effect as of the date hereof (the “Securities Act”):

____	(1)

a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

____	(2)	a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”);

____	(3)

an investment adviser either (A) registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”) or pursuant to the laws of any U.S. state or (B) relying on an exemption from registration under either Section 203(l) or (m) of the Investment Advisers Act;

____	(4)	an insurance company as defined in Section 2(a)(13) of the Securities Act;

____	(5)	an investment company registered under the United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”);

____	(6)	a BDC as defined in Section 2(a)(48) of the Investment Company Act;

[1]	For purposes hereof, the “Fund” means AMG Comvest Senior Lending Fund, a Delaware statutory trust.

SCHEDULE 2 – FOR ENTITIES

____	(7)	a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended;

____	(8)	a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended;

____	(9)

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

____	(10)	an employee benefit plan within the meaning of Title I of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (check all subcategories that apply):

____		(A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser,

____		(B) the employee benefit plan has total assets in excess of $5,000,000, or

____

(C)  such plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors;” provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 2;[2]

____	(11)	a private BDC as defined in Section 202(a)(22) of the Investment Advisers Act;

____	(12)	one of the following Entities which was not formed for the specific purpose of making an investment in the Fund and which has total assets in excess of $5,000,000:

____		(A) a corporation, limited liability company or partnership;

____		(B) an organization described in §501(c)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”); or

____		(C) a Massachusetts or similar business trust;

[2]

If the Subscriber is an accredited investor for the reason described in this Part I(a)(10)(C), the Subscriber hereby represents, warrants and covenants with respect to each Person (as defined in the Governing Documents) making investment decisions for the Subscriber that: (i) the Subscriber is sufficiently familiar with each such Person’s regulatory status and/or asset ownership to make representations on each such Person’s behalf; (ii) each such Person qualifies as an “accredited investor” under one or more of the provisions of this Investor Qualification Statement or the Investor Qualification Statement for Individuals; (iii) the Fund may rely on the Subscriber’s representations on behalf of each such Person hereunder to the same extent as if each such Person had completed this Investor Qualification Statement or the Investor Qualification Statement for Individuals; and (iv) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber or change in investment decision making that at any time would result in any of the representations contained in clauses (i)-(iii) ceasing to be true.

SCHEDULE 2 – FOR ENTITIES

____	(13)

a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares of the Fund, whose purchase of the limited partner interests offered is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in such limited partner interests;

____	(14)

a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, with total assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring Shares of the Fund, whose purchase of the limited partner interests offered is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment, or any “family client” (as defined in Rule 202(a)(11)(G)-1) thereof, the investments of which are directed by the family office;

____	(15)

an entity in which all of the equity owners are “accredited investors;” provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 3[3]; (Please note that this response is not applicable for irrevocable trusts) or

____	(16)	an entity not otherwise described in items (1) through (15) above, not formed for the specific purpose of acquiring Shares of the Fund, owning Investments[4] in excess of $5,000,000.

(b) The Subscriber5 has not been subject to any Regulation D Rule 506(d) disqualifying event as defined in Appendix A hereto and is not subject to any proceeding or event that could result in any such disqualifying event (“Disqualifying Event”).

[3]

If the Subscriber is an accredited investor for the reason described in this Part I(a)(15), the Subscriber hereby represents, warrants and covenants with respect to each shareholder, partner, member or other beneficial owner of the Subscriber (each, a “Beneficial Owner”) that: (i) the Subscriber is sufficiently familiar with each such Beneficial Owner’s regulatory status and/or asset ownership to make representations on each such Beneficial Owner’s behalf; (ii) each such Beneficial Owner qualifies as an “accredited investor” under one or more of the provisions of this Investor Qualification Statement or the Investor Qualification Statement for Individuals; (iii) the Fund may rely on the Subscriber’s representations on behalf of each such Beneficial Owner hereunder to the same extent as if each such Beneficial Owner had completed this Investor Qualification Statement or the Investor Qualification Statement for Individuals; and (iv) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber that at any time would result in any of the representations contained in clauses (i) through (iii) ceasing to be true.

[4]

See Appendix A hereto for the definition of “Investments.” In determining whether a company is an accredited investor pursuant to Part I(a)(16), the Subscriber may take into account Investments owned by majority-owned subsidiaries of the company, Investments owned by a company (the “Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

[5]

For the purposes of this item, references to the “Subscriber” shall include any Person whose interest in, or relationship to, the Subscriber is deemed to make such Person a beneficial owner of the Fund’s voting securities under Exchange Act Rule 13d-3 and within the meaning of Rule 506(d). Under Rule 13d-3, a Person is a beneficial owner of a security if, for among other reasons, such Person directly or indirectly has or shares (a) the power to vote or to direct the voting of such security and/or (b) the power to dispose of or direct the disposition of such security.

SCHEDULE 2 – FOR ENTITIES

____________ True        ____________ False

Part II. Investment Company Act Matters.

(a)	The Subscriber is one of the following:

(1)	an “investment company,” as defined in Section 3(a) of the Investment Company Act, registered or required to be registered under the Investment Company Act; or

(2)	a “business development company,” as defined in Section 2(a)(48) of the Investment Company Act.

____________ True        ____________ False

(b)

The Subscriber would be an “investment company” as defined in Section 3(a) of the Investment Company Act if it were not exempt from such definition due to Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

____________ True        ____________ False

(c)

If the answer to Part II(a) or (b) above is “True,” the Subscriber’s commitment to the Fund is less than ten percent (10%) of the Fund’s committed capital committed by all of its limited partners (leave blank if the answers to both Part II(a) and (b) above are “False”).

____________ True        ____________ False

(d)

If the answer to Part II(c) above is “False,” the number of direct or indirect beneficial owners of the Subscriber’s securities as interpreted under the Investment Company Act (other than short-term paper, as such term is interpreted under the Investment Company Act) is __________ (leave blank if the answer to Part II(c) above is “True” or blank); provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 6.[6]

(e)	The Subscriber was not formed or reformed (as interpreted under the Investment Company Act) for the purpose of acquiring Shares of the Fund.

____________ True        ____________ False

[6]

The Subscriber hereby represents, warrants and covenants that the Subscriber shall permit no direct or indirect changes in the Subscriber’s beneficial ownership that at any time would result in an increase in the number of direct or indirect beneficial owners provided in the response to Part II(d).

SCHEDULE 2 – FOR ENTITIES

(f)	The Subscriber’s commitment to the Fund is less than forty percent (40%) of the Subscriber’s assets (including committed capital).

____________ True        ____________ False

(g)

The Subscriber has made investments prior to the date hereof or intends to make investments in the near future and each beneficial owner of interests in the Subscriber has shared and will share in the same proportion in each such investment (e.g., no beneficial owner of the Subscriber may vary its interests in different investments made by or on behalf of the Subscriber).

____________ True____________ False

(h)

The governing documents of the Subscriber require that each beneficial owner of the Subscriber including, but not limited to, shareholders, partners and beneficiaries, participate through his, her or its interest in the Subscriber in all of the Subscriber’s investments and that the profits and losses from each such investment are shared among such beneficial owners in the same proportions as all other investments of the Subscriber. No such beneficial owner may vary his, her or its share of the profits and losses or the amount of his, her or its contribution for any investment made by the Subscriber.

____________ True        ____________ False

(i)

The Subscriber is not managed as a device for facilitating individual investment decisions of its beneficial owners, but rather is managed as a collective investment vehicle (e.g., no beneficial owner of the Subscriber has the right to “opt out” of an investment or has individual discretion over the amount of his, her or its investment).

____________ True        ____________ False

(j)

If the Subscriber answered “False” to any of Part II(e), (f), (g), (h) or (i) above, the Subscriber hereby makes the representations, warranties and covenants listed in footnote 7[7] and represents and warrants that the number of direct or indirect beneficial owners of the Subscriber’s securities as interpreted under the Investment Company Act (other than short-term paper, as such term is interpreted under the Investment Company Act) is: ________.

[7]

The Subscriber hereby represents, warrants and covenants with respect to each beneficial owner of the Subscriber’s securities (each, a “Beneficial Owner”) that: (i) the Subscriber is sufficiently familiar with each such Beneficial Owner’s regulatory status and/or Investment ownership to make representations on each such Beneficial Owner’s behalf; (ii) each such Beneficial Owner is sufficiently qualified in such Beneficial Owner’s own right to make a direct investment in the Fund under the requirements set forth in this Investor Qualification Statement (i.e., as an “accredited investor,” a “qualified client” and a “qualified purchaser”, in each case, to the extent the Subscriber meets any such qualification on its own right as indicated herein); (iii) the Fund may rely on the Subscriber’s representations on behalf of each such Beneficial Owner hereunder to the same extent as if each such Beneficial Owner had completed this Investor Qualification Statement or the Investor Qualification Statement for Individuals; and (iv) the Subscriber shall permit no direct or indirect changes in beneficial ownership in the Subscriber that at any time would result in any of the representations contained in clauses (i) through (iii) ceasing to be true or, to the extent the Subscriber has provided a number of deemed beneficial owners above in Part II(j), that at any time would increase the number provided.

SCHEDULE 2 – FOR ENTITIES

Part III. Miscellaneous Matters.

(a) Benefit Plan Matters. The Subscriber hereby notifies the Fund that the following statements are true as indicated:

(1)	The Subscriber is not and will not be, for so long as Subscriber holds Shares of the Fund, a “benefit plan investor” within the meaning of Section 3(42) of ERISA.

_____ True     _____ False

(2)	The Subscriber is a non-U.S. plan (established and maintained outside of the United States primarily for the benefit of Individuals substantially all of whom are non-residents of the United States).

_____ True     _____ False

(3)	The Subscriber is an “employee benefit plan” that is subject to Title I of ERISA.

_____ True     _____ False

(4)	The Subscriber is an individual retirement account or annuity or other “plan” that is subject to Code §4975.

_____ True     _____ False

If “True” and the Subscriber is an individual retirement account that is subject to Code §4975 (an “IRA”), is the decision to invest in the Fund being made by the IRA owner?

_____ True     _____ False

(5)	The Subscriber is an insurance company general account.

_____ True     _____ False

If “True,” do the underlying assets of the Subscriber include the “plan assets” of one or more “Benefit Plan Investors” (as defined in the Registration Statement) that are subject to ERISA or Code §4975?

_____ True     _____ False

If “True,” the maximum percentage of the Subscriber’s assets that may be held by Benefit Plan Investors is ______% (specify maximum percentage). The Subscriber represents, warrants and covenants that this percentage shall not be exceeded for so long as it holds an Interest.

SCHEDULE 2 – FOR ENTITIES

(6)

The Subscriber is an entity described in 29 C.F.R. § 2510.3-101(h) of the “Plan Asset Regulation” (as defined in the Registration Statement), including a group trust which is exempt from taxation pursuant to the principles of Rev. Ruling 81-100; a common or collective trust fund of a bank; or an insurance company separate account (other than a separate account that is maintained solely in connection with fixed contractual obligations of the insurance company under which the amounts payable, or credited, to the plan and to any participant or beneficiary of the plan are not affected in any manner by the investment performance of the separate account).

_____ True     _____ False

If “True,” do the underlying assets of the Subscriber include the “plan assets” of one or more Benefit Plan Investors that are subject to ERISA or Code §4975?

_____ Yes     _____ No

(7)

The Subscriber is an entity, account or other pooled investment fund other than one described in items (5) or (6), above, such as a fund of funds, the underlying assets of which are (or may in the future be (e.g., because of future fundraising)) deemed under the Plan Asset Regulation to include “plan assets” of any “employee benefit plan” subject to ERISA or “plan” subject to Code §4975.

_____ True     _____ False

If “True,” the maximum percentage of the Subscriber’s assets that may be held by Benefit Plan Investors is ______% (specify maximum percentage). The Subscriber represents, warrants and covenants that this percentage shall not be exceeded for so long as it holds an Interest.

(8)	The Subscriber is a U.S. “governmental plan” within the meaning of Section 3(32) of ERISA.

_____ True     _____ False

(9)	The Subscriber is a U.S. “church plan” within the meaning of Section 3(33) of ERISA.

_____ True     _____ False

If “True,” has the Subscriber elected to be subject to ERISA?

_____ True     _____ False

(10)

Does the Subscriber, or any affiliate of the Subscriber, have discretionary authority or control with respect to the assets of the Fund or provide investment advice for a fee (direct or indirect) with respect to such assets?

_____ Yes     _____ No

For purposes of the foregoing, an “affiliate” of a person or entity includes any person or entity, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such person or entity. “Control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

SCHEDULE 2 – FOR ENTITIES

(b) Notifications. The Subscriber hereby notifies the Fund that it is (check any and all that apply):

____	(1)

a Limited Partner subject to the “BHCA” (as defined in the Governing Documents), but is investing under Section 4(k) of the BHCA and is thus not a “BHCA Limited Partner” (as defined in the Governing Documents);

____	(2)	a BHCA Limited Partner;

____	(3)	a “Governmental Plan Partner” (as defined in the Governing Documents);

____	(4)	a “Tax Exempt Partner” (as defined in the Governing Documents); and/or

____	(5)	a “Non-U.S. Partner” (as defined in the Governing Documents).

(c)	Type of Entity. The Subscriber represents that it is (please check all applicable categories):

____	(1)	a corporation;

____	(2)	a general partnership;

____	(3)	a limited partnership;

____	(4)	a limited liability company;

____	(5)	an unincorporated agency or instrumentality of the government of ____________ (specify city, state, province, country and/or other jurisdiction);

____	(6)	a trust of the following type: _______________ (e.g., charitable remainder trust, etc.); or

____	(7)	the following other form of entity:

		________________________.

(d) Jurisdiction of Organization. The Subscriber represents that its jurisdiction of organization is ____________________________________________.

(e) Domicile. The Subscriber represents that it is domiciled in _____________________________________ (specify state or non-U.S. jurisdiction, including the applicable city, province or other subdivision thereof).

(f) Fund of Funds. Is the Subscriber a fund of funds?8

[8]

For purposes of this item, “fund of funds” means a pooled investment vehicle that invests 10 percent (10%) or more of its total assets in other pooled investment vehicles, whether or not they are private funds or registered investment companies.

SCHEDULE 2 – FOR ENTITIES

____________ Yes ____________ No

(g) Type of Organization. The Subscriber represents that it is (please check only one):

____	(1)	a broker or dealer registered pursuant to Section 15 of the Exchange Act;

____	(2)	an insurance company as defined in Section 2(a)(13) of the Securities Act;

____	(3)	an investment company registered with the United States Securities and Exchange Commission;

____	(4)

an issuer that would be an “investment company” as defined in Section 3(a) of the Investment Company Act if it were not exempt from such definition due to Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

____	(5)	a non-profit (i.e., 501(c) or equivalent) organization;

____	(6)	a pension plan (excluding governmental pension plans);

____	(7)	a banking or thrift institution (proprietary);

____	(8)	a state or municipal government entity;[9]

____	(9)	a state or municipal governmental pension plan;

____	(10)	a sovereign wealth fund or foreign official institution; or

____	(11)	none of the above.

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in this Investor Qualification Statement are true and correct on the date hereof and will be true and correct as of each date, if any, that the subscription set forth in the Subscription Agreement to which this Investor Qualification Statement relates is accepted, in whole or in part, by the Fund. The Subscriber hereby agrees to provide such additional information related to the foregoing as is requested by the Fund and to notify the Fund promptly of any change that may cause any answer, statement or information set forth in this Investor Qualification Statement to become untrue in any material respect.

*   *   *   *   *

[9]

For purposes of this item, “government entity” means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

SCHEDULE 2 – FOR ENTITIES

IN WITNESS WHEREOF, the Subscriber has executed this Investor Qualification Statement on the date set forth below.

Dated ____________ ___, ____

Subscriber’s Name:
(print or type)

By:
(signature of authorized representative)
Name:
(print or type name of authorized representative)
Title:
(print or type title of authorized representative)

Name of Subscriber (Please Print or Type)

Investor Qualification Statement for Entities Signature Page

INVESTOR

QUALIFICATION STATEMENT

FOR INDIVIDUALS1

Part I. Regulation D Matters.

(a) If the undersigned subscriber (the “Subscriber”) is a natural person (i.e., an individual), a revocable grantor trust (the sole settlor (i.e., grantor) of which is a natural person), an individual retirement account of a natural person or a self-directed employee benefit plan of a natural person, please indicate with an “X” the category or categories that accurately describe such natural person and qualify him or her as an “accredited investor” pursuant to Regulation D promulgated under the United States Securities Act of 1933, as amended and in effect as of the date hereof:

____	(1)	a natural person whose individual net worth[2] (or joint net worth[3] with such person’s spouse4) exceeds $1,000,000;

____	(2)

a natural person who had an individual income[5] in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year, or who had joint income[6] in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year;

[1]	For purposes hereof, the “Fund” means AMG Comvest Senior Lending Fund, a Delaware statutory trust.
[2]

For purposes of this item, “net worth” means the excess of total assets at fair market value (excluding the value of the primary residence of such natural person) over total liabilities (excluding the amount of indebtedness secured by the primary residence of such natural person up to such primary residence’s estimated fair market value, except that if the amount of such indebtedness outstanding at the time of investment in the Fund exceeds the amount outstanding 60 days before such time (the “additional indebtedness”), other than as a result of the acquisition of the primary residence, the amount of such additional indebtedness shall be included as a liability).

[3]

Assets need not be purchased or held jointly to be included in the calculation of “joint net worth with such person’s spouse,” which includes the aggregate net worth of the Subscriber and the Subscriber’s spouse.

[4]	For purposes hereof, “spouse” refers to the Subscriber’s spouse or “spousal equivalent,” i.e., a cohabitant occupying a relationship generally equivalent to that of a spouse.
[5]

For purposes of this item, “individual income” means adjusted gross income as reported for U.S. federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including, in any of the following cases, any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under §103 of the United States Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Code §611 et seq., and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Code §1202 prior to its repeal by the Tax Reform Act of 1986.

[6]

For purposes of this item, “joint income” means adjusted gross income as reported for U.S. federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including, in any of the following cases, any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Code §103, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Code §611 et seq., and (iv) any amount by which income from longterm capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Code §1202 prior to its repeal by the Tax Reform Act of 1986.

SCHEDULE 2 – FOR INDIVIDUAL SUBSCRIBERS

____	(3)

a natural person who is a trustee, executive officer, or general partner of the issuer of the limited partner interests being offered or sold, or any trustee, executive officer, or general partner of a general partner of that issuer.

____	(4)

a natural person who currently holds in good standing a General Securities Representative license (Series 7), Private Securities Offerings Representative license (Series 82), or Investment Adviser Representative license (Series 65); or

____	(5)

a natural person “family client” of a “family office” (each such term as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, as amended, and the rules and regulations promulgated thereunder), where: (A) the family office has total assets under management in excess of $5,000,000; (B) the family office is not formed for the specific purpose of acquiring Shares of the Fund; and (C) the natural person family client’s purchase of the limited partner interests offered is directed by the family office, which has such knowledge and experience in financial and business matters that the family office is capable of evaluating the merits and risks of an investment in such limited partner interests.

(b) The Subscriber7 has not been subject to any Regulation D Rule 506(d) disqualifying event as defined in Appendix A hereto and is not subject to any proceeding or event that could result in any such disqualifying event (“Disqualifying Event”).

____________ True         ____________ False

Part II. Investment Advisers Act Matters.

The natural person described in Part I(a) above (please respond to each):

(a)

has a net worth (including assets held jointly with such person’s spouse) in excess of $2,200,000, excluding the value of the primary residence of such person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property up to the estimated fair market value of the property;

[7]

For the purposes of this item, references to the “Subscriber” shall include any Person whose interest in, or relationship to, the Subscriber is deemed to make such Person a beneficial owner of the Fund’s voting securities under Exchange Act Rule 13d-3 and within the meaning of Rule 506(d). Under Rule 13d-3, a Person is a beneficial owner of a security if, for among other reasons, such Person directly or indirectly has or shares (a) the power to vote or to direct the voting of such security and/or (b) the power to dispose of or direct the disposition of such security.

SCHEDULE 2 – FOR INDIVIDUAL SUBSCRIBERS

____________ True     ____________ False

(b)	is making a commitment to the Fund of at least $1,100,000; or

____________ True     ____________ False

(c)

is a “qualified purchaser” as defined in Section 2(a)(51)(A) of the United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (Company Act) (i.e., such person owns at least $5,000,000 of Investments[8].

____________ True     ____________ False

Part III. Qualified Purchaser Matters.

The natural person described in Part I(a) above owns at least $5,000,000 of Investments9 as defined in Appendix A hereto.

____________ True     ____________ False

Part IV. Miscellaneous Matters.

(a)

The Subscriber is an individual retirement account or annuity or other “plan” that is subject to Code §4975 or a self-directed account in an “employee benefit plan” within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (“ERISA”), that is subject to Part 4 of Subtitle B of Title I of ERISA.

____________ True     ____________ False

If the Subscriber checked “True” to the foregoing question and the Subscriber is an individual retirement account that is subject to Code §4975 (an “IRA”), is the decision to invest in the Fund being made by the IRA owner?

____________ Yes       ____________ No

(b)	The Subscriber is not subject to ERISA or Code §4975.

____________ True     ____________ False

8

[9]	For purposes of determining whether the Subscriber qualifies as a “qualified purchaser” under the Company Act, the term investment means

SCHEDULE 2 – FOR INDIVIDUAL SUBSCRIBERS

(c)

Does the Subscriber, or any affiliate of the Subscriber, have discretionary authority or control with respect to the assets of the Fund or provide investment advice for a fee (direct or indirect) with respect to such assets?

____________ Yes____________ No

For purposes of the foregoing, an “affiliate” of a person or entity includes any person or entity, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such person or entity. “Control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

______	(d) The Subscriber hereby notifies Fund that it is a “Non-U.S. Partner” (as defined in the Governing Documents).

(e)	The Subscriber represents that it is (check one or, if none apply, explain):

______  (1)  an individual human being;

______  (2)  a joint tenancy (specify type: _________) comprised solely of individual human beings;

______  (3)  a revocable grantor trust, the sole settlor of which was:

_____________________________________________;

(Individual’s Name)

______  (4)  an individual retirement account for:

_____________________________________________; or

(Individual’s Name)

______  (5)  a self-directed retirement plan for:

_____________________________________________

(Individual’s Name)

(f)	The natural person described in Part I(a) above is a citizen of the following country:

________________________________________________.

(g)

The natural person described in Part I(a) above is domiciled in _________________________ (specify state or non-U.S. jurisdiction, including the applicable city, province or other subdivision thereof).

(h)

If the Subscriber is an entity, its jurisdiction of organization is _____________________________________________ and it is domiciled in _________________________________________ (specify state or non-U.S. jurisdiction, including the applicable city, province or other subdivision thereof).

SCHEDULE 2 – FOR INDIVIDUAL SUBSCRIBERS

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in this Investor Qualification Statement are true and correct on the date hereof and will be true and correct as of each date, if any, that the subscription set forth in the Subscription Agreement to which this Investor Qualification Statement relates is accepted, in whole or in part, by the Fund. The Subscriber hereby agrees to provide such additional information related to the foregoing as is requested by the Fund and to notify the Fund promptly of any change that may cause any answer, statement or information set forth in this Investor Qualification Statement to become untrue in any material respect.

*****

SCHEDULE 2 – FOR INDIVIDUAL SUBSCRIBERS

IN WITNESS WHEREOF, the Subscriber has executed this Investor Qualification Statement on the date set forth below.

Dated ____________ ___, ____

For Subscribers That Are Natural Persons:

Subscriber’s Name:
(print or type)

Subscriber’s Signature:
(signature)

Spouse’s Signature:
(only required if subscription is being made by a married couple as joint tenants)	(signature)

For Subscribers That Are Alter-Egos of Natural Persons (e.g., individual retirement accounts, self-directed retirement plans and certain revocable grantor trusts):

Subscriber’s Name:
(print or type)

By:
(signature of authorized representative)

Name:
(print or type name of authorized representative)

Title:
(print or type title of authorized representative)

Investor Qualification Statement for Entities Signature Page

Appendix A:

To Individual and Entity Investor Qualification Statements

Definition of “Investment” for purposes of the Investment Company Act

For purposes of determining whether the Subscriber qualifies as a “qualified purchaser” under the U.S. Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”), the term Investments1 means:

1. Securities (as defined by Section 2(a)(1) of the U.S. Securities Act of 1933, as amended (the “Securities Act”)), other than securities of an issuer that controls, is controlled by, or is under common control with the Subscriber, unless the issuer of such securities is: (A) an investment company, a company that would be an investment company but for an exclusion provided by Sections 3(c)(1) through 3(c)(9) of the Investment Company Act or the exemptions provided by Section 270.3a-6 or 270.3a-7 of the CFR, or a commodity pool; (B) a company that files reports pursuant to Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, or has a class of securities that are listed on a “designated offshore securities market” as such term is defined by Regulation S under the Securities Act; or (C) a company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Subscriber will acquire the securities of the Fund;

2. Real estate held for investment purposes. Real estate shall not be considered to be held for investment purposes by the Subscriber if it is used by the Subscriber or a Related Person (A) for personal purposes or as a place of business, or (B) in connection with the conduct of the trade or business of the Subscriber or a Related Person, provided that real

[1]

For purposes of determining whether the Subscriber is a qualified purchaser, the aggregate amount of Investments owned and invested on a discretionary basis by the Subscriber will be the Investments’ fair market value on the most recent practicable date, or their cost; provided that: (i) in the case of Commodity Interests (as defined in paragraph 3 of this Appendix A), the amount of Investments will be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and (ii) in each case, deduct from the amount of Investments owned by the Subscriber the following amounts, as applicable: (a) the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the Investments owned by the Subscriber (including, in the case of any joint Investments, any outstanding indebtedness incurred by the spouse to acquire or for the purpose of acquiring the Investments) and (b) in addition to the amount specified in clause (a) of this sentence with respect to a Family Company (described in Part IV(a)(3) of the Investor Qualification Statement for Entities), the amount of outstanding indebtedness incurred by an owner of the Family Company to acquire or for the purpose of acquiring such Investments.

A-1

estate owned by the Subscriber if the Subscriber is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. Residential real estate shall not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Internal Revenue Code, as amended. A “Related Person” means a person who is related to the Subscriber as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Subscriber or is a spouse of such descendant or ancestor; provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such owner;

3. Commodity Interests held for investment purposes. “Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities which are traded on or subject to the rules of any contract market designated for trading such transactions under the U.S. Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”), and the rules thereunder or any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act. A Commodity Interest owned by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests in connection with such business may be deemed to be held for investment purposes;

4. Physical Commodities held for investment purposes. “Physical Commodity” means any physical commodity with respect to which a Commodity Interest is traded on or subject to the rules of any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder or any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act. A Physical Commodity owned by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in Physical Commodities in connection with such business may be deemed to be held for investment purposes;

5. To the extent not securities, financial contracts (as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act) entered into for investment purposes. A financial contract entered into by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in financial contracts in connection with such business may be deemed to be held for investment purposes;

6. If the Subscriber is a commodity pool or company that would be an investment company except that it is relying on an exception provided in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, any amounts payable to the Subscriber pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Subscriber upon the demand of the Subscriber; and

7. Cash and cash equivalents (including in currencies other than the U.S. dollar) held for investment purposes, including: (A) bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for investment purposes; and (B) the net cash surrender value of an insurance policy.

A-2

Appendix B:

To Individual and Entity Investor Qualification Statements (IQS)

Definition of “Disqualifying Event”

Each of the enumerated instances below is a “Disqualifying Event” for the purposes of the Subscriber’s response to Part I(b) of the Investor Qualification Statement. Capitalized terms used but not defined in this Appendix B have the meanings given to them in the Investor Qualification Statements. The Subscriber1 has been subject to a Disqualifying Event if the Subscriber:

(1) Has been convicted within ten years of the date hereof of any felony or misdemeanor (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”) or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(2) Is subject to any order, judgment or decree of any court of competent jurisdiction entered within five years of the date hereof that presently restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(3) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that (i) as of the date hereof, bars the Subscriber from (A) association with an entity regulated by such commission, authority, agency or officer, (B) engaging in the business of securities, insurance or banking or (C) engaging in savings association or credit union activities or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within ten years of the date hereof;

(4) Is subject to any order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that as of the date hereof (i) suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the activities, functions or operations of the Subscriber or (iii) bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock;

[1]

For the purposes of this Appendix B, references to the “Subscriber” shall include any Person whose interest in, or relationship to, the Subscriber is deemed to make such Person a beneficial owner of the Fund’s voting securities under Exchange Act Rule 13d-3 and within the meaning of Rule 506(d). Under Rule 13d-3, a Person is a beneficial owner of a security if, for among other reasons, such Person directly or indirectly has or shares (a) the power to vote or to direct the voting of such security and/or (b) the power to dispose of or direct the disposition of such security.

B-1

(5) Is subject to any order of the SEC entered within five years of the date hereof that presently orders the Subscriber to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws or (ii) Section 5 of the Securities Act;

(6) Is, as of the date hereof, suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(7) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years of the date hereof, was the subject of a refusal order, stop order or order suspending the Regulation A exemption, or is presently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(8) Is subject to a United States Postal Service false representation order entered within five years of the date hereof or is presently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

B-2

Schedule 3 to Subscription Agreement:

Anti-Money Laundering (AML) & Know-Your-Client Questionnaire (KYC)

Subscriber Name:

Current Address (Residential for Individuals, Business for Entities – not a PO Box):

Source of funds and source of wealth:

☐ Yes ☐ No	The investment is made on own behalf and not on behalf of a third party.

The Fund reserves the right to request further identify verification materials or to decline the subscription in its sole discretion.

Part A – Politically Exposed Persons

☐ Yes ☐ No

The Subscriber or any of its beneficial owners or controllers is a Politically Exposed Person, or a Family Member or Close Associate of a Politically Exposed Person, or is acting on behalf of a Politically Exposed Person. (If Yes, please proceed to Part C).

Part B – Simplified Due Diligence

If the Subscriber falls into one of the simplified due diligence categories set out in this “Part B – Simplified Due Diligence” (and has not checked the box as a Politically Exposed Person under “Part A” above and is not otherwise determined by the fund to be in a higher risk category), please check any of the categories listed in this Part B that apply to the Subscriber and proceed to Part E below. Please provide the following documentation:

☐	Copy of authorised signatory list (including all individuals authorised to act on the Subscriber’s behalf in relation to its investment), together with specimen.

☐	Identifying information[24] for the individuals authorised to sign on behalf of the company including their residential address.

1.	Subscriber is an Exempted Client

☐

1.1The Subscriber is an Authorised Person (being a person who is (a) subject to the Anti- Money Laundering Regulations, or (b) based in, or formed under the laws of, an Equivalent Jurisdiction and acting in the course of business in relation to which an overseas regulatory authority exercises regulatory functions). Please provide evidence of regulatory oversight.

[24]

References in this Questionnaire to identification information shall, in each case for an individual, be as per the requirements for “individuals” set out above, or if for another legal person or arrangement, be as per the requirements for the relevant type of legal person or arrangement set out in this Questionnaire

☐	1.2 The Subscriber is an entity whose debt or equity is listed on a Recognised Stock Exchange. Please provide evidence verifying the listing (e.g. listing certificate, regulatory confirmation etc.).

☐

1.3 The Subscriber is a majority-owned direct or indirect subsidiary of an entity referenced under 1.1 or 1.2 above. Please provide evidence verifying the relationship between the parent and subsidiary.

☐	1.4 The Subscriber is a central or local government entity, statutory body or agency of government in an Equivalent Jurisdiction. Please provide evidence of government affiliation.

☐

1.5 The Subscriber is a pension fund for a professional association or trade union or for employees of Entities listed under 1.1 to 1.4 above. Please provide certificate of registration of the pension fund or equivalent.

AND EITHER:

☐	The Subscriber is not acting as a nominee or agent for a principal.

Or:

☐	The Subscriber is acting as a nominee or agent for a principal, in which case the Subscriber is required to provide a letter of assurance in relation to the underlying principals.

Part C – Standard Due Diligence

If none of the categories listed under the above “Part B – Simplified Due Diligence” apply, or if the Subscriber has ticked ‘Yes’ to “Part A – Politically Exposed Persons”, please provide the documentation below25. Any deviations from the provision of the below documentation will be subject to the approval of the Fund (or its delegate) in its sole discretion.

The Subscriber understands that enhanced due diligence may still be required where the Subscriber has ticked ‘Yes’ to “Part A - Politically Exposed Persons”, or if the Subscriber is otherwise determined by the fund to be in a higher risk category.

For Subscribers who are Individuals:

☐	(One of the following): Copy of a current valid Passport, National ID Card, Driver’s License (bearing photo and signature)

☐

(One of the following): Bank Reference, Professional Character Reference, Utility Bill or Bank Statement etc. that confirms the Subscriber’s address. Note that mobile telephone bills or bank/credit card statements are not acceptable. This document must be less than 6 months old.

For Subscribers who are companies:

☐	Copy of Certificate of Incorporation/Establishment

[25]

If the Subscriber has ticked ‘Yes’ to “Part A – Politically Exposed Persons”, please provide documentation in relation to Subscriber and the Politically Exposed Person (or Close Associate or Family Member of such Politically Exposed Person, as applicable).

SCHEDULE 3

☐	Copy of Constitutional document (e.g. Memorandum and Articles of Association or equivalent)

☐	Copy of the register of trustees/senior managing officers (or equivalent)

☐	Copy of authorised signatory list (including all individuals authorised to act on the Subscriber’s behalf in relation to its investment), together with specimen signatures

☐	Copies of any applicable resolutions, powers of attorney or authorisation letters authorising the Subscriber’s investment

☐	Identification information from two (2) trustees or equivalent senior managing officers of the Subscriber

☐	Identification information for all shareholders, members or other persons with a direct or indirect voting or economic interest in the Subscriber of 10% or more

☐

Where there are one or more Entities in a chain of ownership meeting this criteria, please provide either (a) a structure chart, or (b) ownership register for each entity in the chain together with identification information for the top person in the chain

☐

Complete the Beneficial Ownership Declaration at Part D below (and provide identification information for any persons identified in the Beneficial Ownership Declaration to the extent such information has not already been provided pursuant to this Questionnaire)

For Subscribers who are partnerships:

☐	Copy of Certificate of Registration/Establishment (or equivalent)

☐	Copy of Partnership Agreement

☐	Copy of authorised signatory list (including all Individuals authorised to act on the Subscriber’s behalf in relation to its investment), together with specimen signatures

☐	Copies of any applicable resolutions, powers of attorney or authorisation letters authorising the Subscriber’s investment

☐	Identification information for limited partners or other persons with a direct or indirect voting or economic interest in the Subscriber of 10% or more

☐

Where there are one or more Entities in a chain of ownership meeting this criteria, please provide either (a) a structure chart, or (b) ownership register for each entity in the chain, together with identification information† for the top person in the chain

☐

Complete the Beneficial Ownership Declaration at Part D below (and provide identification information for any persons identified in the Beneficial Ownership Declaration to the extent such information has not already been provided pursuant to this Questionnaire)

For Subscribers who are trusts:

☐	Copy of the Trust Deed or Declaration (or equivalent)

SCHEDULE 3

☐	Copies of any applicable resolutions, powers of attorney or authorisation letters authorising the Subscriber’s investment

☐

Complete the Beneficial Ownership Declaration at Part D below and provide identification information for the Trustees, Settlors, Protector, Enforcer, beneficiaries (with a fixed and vested interest) or any other natural person exercising ultimate effective control over the trust

☐

Where there are one or more Entities in a chain of ownership meeting this criteria, please provide either (a) a structure chart, or (b) ownership register for each entity in the chain, together with identification information† for the top person in the chain

Part D – Beneficial Ownership Declaration

For all Subscribers (other than individual Subscribers or Subscribers that fall into a category listed under “Part B” above), please complete the declaration below.

For the purposes of this declaration a “beneficial owner” means:

(a)

in relation to a Subscriber which is a company or partnership, a natural person who ultimately owns or controls, whether through direct or indirect ownership or control, 10% or more of the voting or economic interests in the Subscriber, or who otherwise exercises ultimate effective control over the management of the Subscriber. In cases where no individual natural person meets the above criteria, the Senior Managing Officials need to be declared the beneficial owners; or

(b)	in relation to a Subscriber which is a trust or other legal arrangement, a natural person who exercises ultimate effective control over the Subscriber.

☐	We confirm the following table includes all natural persons who would qualify as a “beneficial owner” of the Subscriber.

Beneficial Owner Details
Full Name	Residential Address	Date of Birth	Place of Birth	Nationality	Occupation

Part E - Certification

To be completed by all Subscribers

I/We, the undersigned, hereby certify that all information provided in or in connection with this Questionnaire is complete and accurate.

SCHEDULE 3

Subscriber’s Name:
(print or type)

By:
(signature of Subscriber; authorised representative)

Name:
(if applicable, print or type name of authorised representative)

Title:
(if applicable, print or type title of authorised representative)

SCHEDULE 3